NOVATION AGREEMENT This Novation Agreement (as amended, supplemented, restated or otherwise modified from time to time, this “Novation Agreement”) is made as of November 13, 2020 between: AII INSURANCE MANAGEMENT LIMITED, a company organized under the laws of the Islands of Bermuda (“AIIIM”); AMTRUST FINANCIAL SERVICES, INC., a corporation organized under the laws of Delaware (“AFSI”); and MAIDEN LIFE FORSAKRINGS AB. a company organized under the laws of Sweden (the “Company”) (hereinafter collectively referred to as the “Parties”) WHEREAS, AIIIM and the Company have entered into that certain Asset Management Agreement, dated January 1, 2018, a copy of which is attached hereto as Annex A (the “Management Agreement”); WHEREAS, AIIIM desires to be released and discharged from its obligations to the Company under the Management Agreement and the Company has agreed to release and discharge AIIIM; WHEREAS, the Parties have agreed that as and from the date of the Effective Date (as defined in the signature page below), the Management Agreement shall be novated to AFSI so that from the Effective Date AFSI shall be bound by the terms of the Management Agreement in place of AIIIM and agrees to acknowledge and expressly assume in the name, place and stead of AIIIM all liabilities and obligations of AIIIM under the Management Agreement. NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Party, the Parties agree as follows: SECTION 1 — NOVATION AND RELEASE 1.1 Novation As of the Effective Date, AFSI agrees and undertakes to perform the obligations of AIIIM under the Management Agreement, whether arising prior to, on or subsequent to the Effective Date, and agrees to be bound by the terms and conditions of the Management Agreement in every way as if AFSI were named as a party to the Management Agreement in place of AIIIM. AFSI agrees to perform any and all past, present and future obligations of AIIIM under the Management Agreement.

1.2 Release of the Obligations of AIIIM As of the Effective Date, the Company and AIIIM mutually release each other from the various covenants, undertakings, warranties and other obligations contained in the Management Agreement and from all claims and demands whatsoever in respect of the Management Agreement whether arising prior to, on or subsequent to the Effective Date. SECTION 2 — REPRESENTATIONS AND WARRANTIES OF AIIIM AND AFSI TO THE Company AIIIM and AFSI represent and warrant to the Company as follows: 2.1 Status AFSI and AIIIM are companies duly constituted and validly existing and are in good standing under the laws of their incorporating jurisdictions and are duly qualified to conduct their business in each jurisdiction where the nature and extent of their business and property require the same. 2.2 Authority AIIIM and AFSI possess all requisite authority and power to execute, deliver and comply with the terms of this Novation Agreement. This Novation Agreement has been duly authorized by all necessary action, has been duly executed and delivered by AIIIM and AFSI and constitutes a valid and binding obligation of AIIIM and AFSI enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium, rearrangement, reorganization or similar legislation affecting the rights of creditors generally. 2.3 Right to Novate AIIIM has the right to novate its rights and benefits under the Management Agreement to AFSI, free and clear of any charge, lien, pledge, security interest or direct or indirect participation interest in favour of any other person, and as of the Effective Date, the Management Agreement is free and clear of all charges, liens, pledges, security interests or direct or indirect participation interests in favour of any other person. 2.4 Non-Conflict Neither the execution nor the performance of this Novation Agreement requires the approval of any governmental or regulatory agency having jurisdiction over AIIIM or AFSI, nor is this Novation Agreement in contravention of or in conflict with the articles, by-laws or resolutions of the directors or shareholders of AIIIM or AFSI, or, of the provisions of any agreement to which AIIIM or AFSI is a party, or by which any of the property of AIIIM or AFSI may be bound, or of any statute, regulation, by-law, ordinance or other law, or of any judgment, decree, award, ruling or order to which AIIIM or AFSI, or any of the property of AIIIM or AFSI, may be subject.

SECTION 3 — REPRESENTATIONS AND WARRANTIES OF THE COMPANY TO AFSI The Company represents and warrants to AFSI that: 3.1 Status The Company is duly constituted and validly existing and is in good standing under the laws of its incorporating jurisdiction and is duly qualified to conduct its business in each jurisdiction where the nature and extent of their business and property require the same. 3.2 Authority The Company possesses all requisite power and authority to execute, deliver and comply with the terms of this Novation Agreement. The novation hereunder has been duly authorized by all necessary action, has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium, rearrangement, reorganization or similar legislation affecting the rights of creditors generally. SECTION 4 – GENERAL 4.1 Severability If any provision of this Novation Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Novation Agreement, the legality, validity and enforceability of the remaining provisions of this Novation Agreement shall not be affected thereby. 4.2 Multiple Counterparts This Novation Agreement may be executed in a number of identical counterparts, each of which, for all purposes, is to be deemed to be an original, and all of which constitute, collectively, one agreement, but in making proof of this Novation Agreement, it shall not be necessary to produce or account for more than one such counterpart. 4.3 Notices Any notice given hereunder, under any of the Management Agreement or pursuant to the provisions hereof or thereof shall be given in accordance with notice provisions of the Management Agreement, except that no notice is required to be delivered to AIIIM after the Effective Date. For the purposes of the notice provisions of the Management Agreement, address for notices or communications to AFSI shall be as follows: AmTrust Financial Services, Inc. 59 Maiden Lane, 43rd Floor Telephone: (646) 458-7913 Attention: Stephen Ungar, General Counsel 4.4 Governing Law This Novation Agreement shall be interpreted, construed and governed by and in accordance with the laws of New York.

4.5 Confirmation The Parties hereby confirm, in all other respects, that the Management Agreement is in full force and effect, unchanged and unmodified, except in accordance with this Novation Agreement. 4.6 Further Assurances The Parties shall, with reasonable diligence, do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Novation Agreement, and each party shall provide such further documents or instruments required by any other party as may be reasonably necessary or desirable to effect the purpose of this Novation Agreement and carry out is provisions. [Remainder of page left blank]